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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                               F O R M   8 - K
                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934
                               February 28,1995
                  -----------------------------------------
                               (Date of Report)


                          National City Corporation
         ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                  1-10074                        34-1111088
- - - - --------------------------------------------------------------------------------
(State or other jurisdiction     (Commission                    (IRS Employer
    of incorporation)            File Number)                Identification No.)

1900 East Ninth Street, Cleveland, Ohio                           44114
- - - - --------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)

                                 216-575-2000
- - - - --------------------------------------------------------------------------------
             (Registrant's telephone number, including area code)







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Item 5.         Other Events
                ------------

                On February 27, 1995, the Registrant issued a Press Release announcing that its Board of Directors has authorized the purchase, in the open market or otherwise, of up to 2.5 million additional shares of the Corporation's issued and outstanding common stock subject to a total purchase limit of $75 million.




Item 7.         Financial Statements, Pro Forma Financial Information and
                ---------------------------------------------------------
                Exhibits
                --------

                a)      Financial Statements of business acquired:  None.
                        -----------------------------------------

                b)      Pro forma financial information:  None
                        -------------------------------

                c)      Exhibit:
                        -------


                Exhibit 99.1 Press Release dated February 27, 1995 incorporated herein by reference.







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                                  SIGNATURES
                                  ----------


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 28, 1995                        By    /s/ Robert G. Siefers
                                                  -------------------------
                                                        Robert G. Siefers
                                                  Executive Vice President
                                                  and Chief Financial Officer








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